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                                                                    EXHIBIT 23.4


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Quest Software Inc. of our report dated September 29, 1999, relating to the financial statements of MBR Technologies Inc., which appears in an amendment to the Current Report on Form 8-K of Quest Software, Inc. dated December 17, 1999 (filed on February 18, 2000).


/s/ Swenson Advisors, LLP

SWENSON ADVISORS, LLP.
San Diego, California
November 7, 2000